UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2019

HK Apollo Motors Corporation

(Exact name of registrant as specified in its Charter)

Cayman Islands	000-54179	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

800 E. Colorado Boulevard, Suite 888

Pasadena, CA 91101

(Address of principal executive offices) (Zip Code)

(626) 683-9120

(Registrant’s telephone number, including area code)

Apollo Acquisition Corporation

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective May 6, 2019, Apollo Acquisition Corporation amended and restated its Memorandum and Articles of Association (together, the “Articles”) to (i) change its corporate name to HK Apollo Motors Corporation (the “Company”), (ii) authorize and create two new classes of Ordinary Shares to be designated, respectively, “Class A Ordinary Shares” and “Class B Ordinary Shares,” each with a par value of US$0.0001 per share, and (iii) eliminate its previously authorized class of Preferred Shares, which had zero Preference Shares outstanding. Pursuant to the Amended and Restated Articles, all 998,275 issued and outstanding Ordinary Shares were re-designated on a one-for-one basis into 998,275 Class B Ordinary Shares. The Amended and Restated Articles are attached hereto as Exhibit 3.1 and are incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 6, 2019, the Company held an Extraordinary General Meeting. Set forth below are the matters acted upon at the Extraordinary General Meeting and the final voting results on each such matter.

(1) The proposal to increase authorized share capital and create new classes of Class A Ordinary Shares and Class B Ordinary Shares was approved based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
781,250	0	0	0

 (2) The proposal to change the name of the Company to “HK Apollo Motors Corporation” and to amend and restate the Articles was approved based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
781,250	0	0	0

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits
Exhibit No.	Description
3.1	Amended and Restated Memorandum and Articles of Association of HK Apollo Motors Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HK APOLLO MOTORS CORPORATION

Dated: May 10, 2019
	By:	/s/ Wing Tak Jack Law
	Name:	Wing Tak Jack Law
	Title:	Chief Executive Officer and President